SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2013

POLAR PETROLEUM CORP.
(Exact name of Company as specified in its charter)

Nevada	333-174433	36-4697119
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
4300 B Street, Suite 505 Anchorage Alaska 99503 (Address of principal executive offices)

Phone: (775) 345-3522
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 4, 2013, Polar Petroleum Corp., a Nevada corporation (the “Company”) entered into an Employment Agreement (the “Agreement”) with Daniel Walker (“Mr. Walker”) an individual. Pursuant to the terms and conditions of the Agreement, Mr. Walker shall serve as the Corporation’s President and Chief Executive Officer and shall assume such other positions as reasonable requested by the Board of Directors, commencing on January 1, 2013 for a term of two (2) years, which shall automatically be renewed for additional successive terms of one (1) year unless earlier terminated.  In exchange for his services, Mr. Walker shall receive a monthly salary of Six Thousand Six Hundred and Sixty Six Dollars and Sixty Seven Cents ($6,666.67) which may be converted into shares of the Company’s common stock, at the sole discretion of the Company, per the terms and conditions of the Agreement.

           On February 4, 2013, the Company entered into Advisor to the Board Agreements (the “Advisory Board Agreements”) by and among the Corporation, Steven Costa (“Mr. Costa”), Peter Brown (“Mr. Brown”), and David Walker (“Mr. David Walker”), commencing on January 1, 2013, pursuant to which Mr. Costa, Mr. Brown, and Mr. David Walker will join the Company’s Board of Advisors, until terminated by either party. Mr. Costa, Mr. Brown, and Mr. David Walker shall serve on the Board of Advisors and will present at the Advisory Board Meetings for a compensation of One Thousand Two Hundred Dollars ($1200.00) per meeting, and will be granted One Hundred Twenty Thousand restricted shares of the Company’s common stock, which will be issued on a quarterly basis of Thirty Thousand (30,000) restricted shares a quarter, per the terms and conditions of the Advisory Board Agreements.

The foregoing summary description of the terms of the Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Agreement, this reference is made to such agreement, which is filed as Exhibit 10.1, 10.2, 10.3 and 10.4 hereto and is incorporated herein by this reference.

Item 2.03 Creation of a direct financial obligation or an obligation under an off-balance sheet arrangement of a registrant

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.  Reference is made to the issuance of the shares of restricted Company common stock to Mr. Walker, Mr. Costa, Mr. Brown and Mr. David Walker as described under Item 1.01 above.  The issuance of the shares will be conducted by the Company in reliance upon the exemption from registration provided by Section 4(2) and upon Regulation S of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

10.1	Employment Agreement between Polar Petroleum, Corp., and Daniel Walker dated February 4, 2013.
10.2	Advisory Board Agreement between Polar Petroleum, Corp., and Steven Costa dated February 4, 2013.
10.3	Advisory Board Agreement between Polar Petroleum, Corp., and David Walker dated February 4, 2013.
10.4	Advisory Board Agreement between Polar Petroleum, Corp., and Peter Brown dated February 4, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLAR PETROLEUM CORP.
Date: February 8, 2013	By:	/s/ Daniel Walker
Daniel Walker
President & CEO